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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 11, 2003 relating to the financial statements, which appears in Koss Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 31, 2003